Exhibit 10(t)

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT dated as of April 28, 2000 (this "Agreement") between Capita Research Group, Inc., a Nevada corporation (the "Company"), and Richard D'Avanzo (the "Stockholder").

                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement by and between the Company and the Stockholder and dated of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Stockholder 40,000 of the Company's units (the "Units"), each unit consisting of (i) one share of the Company's common stock, $.001 par value per share (the "Common Stock"), and (ii) one of the Company's Common Stock Purchase Warrants to purchase one share of the Company's Common Stock exercisable at a purchase price of $1.35 per share of Common Stock (the "Warrants") (such shares of Common Stock issued upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares", and together with the Units, Common Stock and the Warrants, the "Securities"); and

                  B. To induce the Stockholder to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws;

                  NOW, THEREFORE, in consideration of the mutual benefits to be derived and the conditions and promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Registration of Common Stock. (a) In the event that, at any time, the Company proposes to register the sale of any shares of its Common Stock, to be issued by the Company or sold by any holder of shares of Common Stock (the "Registration Shares") under the Securities Act, other than pursuant to a registration statement on Forms S-4 or S-8, or any successor to such Forms, for the purpose of the issuance, sale or other transfer of the Registration Shares by the Company or such holder, the Company shall mail or deliver to the Stockholder at least 25 days prior to the filing of the registration statement covering such Registration Shares, a written notice (a "Registration Notice") of its intention so to register the Registration Shares, and specifying the date by which the Supplemental Notice referred to in Section 1(b) below must be returned to the Company.

                  (b) In the event that a Registration Notice shall have been so mailed or delivered, the Stockholder, at such person's election, may mail or deliver to the Company a written notice (a "Supplemental Notice") (i) specifying the number of shares of Common Stock ("Supplemental Registration Shares") held by the Stockholder or issued or issuable upon the exercise of Warrants proposed to be sold or otherwise transferred by the Stockholder, (ii) describing the proposed manner of sale or other transfer thereof and (iii) requesting the registration thereof under the Securities Act; provided, however, that such Supplemental Notice shall be so mailed or delivered by the Stockholder not more than 15 days after the date of the Registration Notice.

                  (c) From and after receipt of a Supplemental Notice, the Company shall, subject to the prior sale or other transfer of some or all of such Registration Shares, use its reasonable best efforts to cause the Supplemental Registration Shares specified in such Supplemental Notice to be registered under the Securities Act and to effect and to comply with all such regulatory qualifications and requirements as may be necessary to permit the sale or other transfer of such Supplemental Registration Shares in the manner described in such Supplemental Notice, including, without limitation, qualifications under applicable blue sky or other state securities laws (provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction); provided, however, that (i) if in the case of an underwritten public offering of the Registration Shares the managing underwriter shall advise the Company that the inclusion of some or all of such Supplemental Registration Shares would, in such managing underwriter's judgment, materially interfere with the proposed distribution of the Registration Shares, then the Company may, upon written notice to the Stockholder, reduce or eliminate the
Supplemental Registration Shares otherwise to be included in the registration statement (if and to the extent such reduction or elimination is indicated by such managing underwriter as necessary to eliminate such interference), (ii) if any firm of counsel representing the Company in connection with such registration or representing the Stockholder that is reasonably satisfactory to the Company shall advise the Company and the Stockholder in writing that in its opinion the registration under the Securities Act contemplated hereby is not necessary to permit the sale of the Supplemental Registration Shares in the intended method of disposition by the Stockholder, then the Company shall not be required to take any action with respect to such registration or other steps contemplated hereby, (iii) the Company shall have the right to delay or abandon such registration at any time in the event that the Board of Directors of the Company determines in good faith that such delay or abandonment is in the best interest of the Company, and (iv) in the case of an underwritten public offering, the right of the Stockholder to registration pursuant to this Section 1 shall be conditioned upon the Stockholder's participation in the applicable underwriting arrangements and execution of the applicable underwriting agreement.

                  (d) If and whenever the Company is required by the provisions of this Section 1 to use its reasonable best efforts to effect the registration under the Securities Act of any securities requested to be so registered by the Stockholder, the Company will, as promptly as practicable:

                           (i) prepare and file with the Securities and Exchange
                  Commission (the "Commission") a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become effective;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period from the date of the effectiveness thereof through the earlier of (1) the date which is nine (9) months after the date of effectiveness thereof and (2) the date on which all Supplemental Registration Shares included in such registration statement shall have been sold or otherwise disposed of by the Stockholder pursuant to such registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares of Common Stock covered by such registration statement whenever the Stockholder shall desire to sell or otherwise dispose of the same within such period;

                           (iii) furnish to the Stockholder such number of copies of a prospectus, including a preliminary prospectus and final prospectus, in conformity with the requirements of the Securities Act, and such other documents as may reasonably be requested thereby in order to facilitate the public sale or other disposition of such shares of Common Stock owned thereby;

                           (iv) notify the  Stockholder  promptly of any request
                  by the Commission for the amendment or supplement of such registration statement or prospectus or for additional information, and notify the Stockholder promptly of the filing of each amendment or supplement to such registration statement or prospectus;

                           (v) advise the  Stockholder,  promptly after it shall
                  receive notice, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                           (vi) notify the Stockholder,  in writing, at any time
                  when a prospectus relating to such shares of Common Stock is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) immediately preceding, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare (and file with the Commission) and furnish to the Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares of Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (e) The Stockholder agrees to furnish the Company such information regarding itself and the proposed distribution of Supplemental Registration Shares by the Stockholder as the Company may from time to time reasonably request in writing in order to prepare a registration statement and prospectus or any supplement or amendment thereto pursuant to the Securities Act and the rules and regulations promulgated thereunder.

                  (f) The Stockholder agrees that, upon receipt of a written notice from the Company of the happening of any event of the kind described in clause (vi) of Section 1(d) above, it will forthwith discontinue its disposition of Supplemental Registration Shares pursuant to the registration statement relating to such Supplemental Registration Shares until its receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of
Section 1(d) above and, if so requested by the Company in writing, will deliver to the Company (at the Company's expense) all copies then in its possession, other than permanent file copies, of the prospectus relating to such Supplemental Registration Shares; provided, however, that in the event that the Stockholder discontinues its disposition of Supplemental Registration Shares pursuant to the foregoing provisions, the nine month period for the effectiveness of the registration statement shall be extended by the period during which the Stockholder discontinued its disposition.

                  (g) The Company shall pay all expenses (the "Registration Expenses") necessary to effect under the Securities Act any registration statements, amendments or supplements filed pursuant to this Section 1 (other than any underwriters' discounts and commissions and any brokerage commissions and fees payable with respect to shares of Common Stock sold by the Stockholder and legal fees and expenses of counsel to the Stockholder), including, without limitation, printing expenses, fees of the Commission and the National Association of Securities Dealers, Inc., expenses of compliance with blue sky and other state securities laws, and accounting and legal fees and expenses of counsel to the Company.

                  (h) The Stockholder agrees that, in the event the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any securities of the Company for cash, primarily for the account of the Company, in which the Stockholder was permitted to participate (whether or not the Stockholder does in fact participate), if required by an underwriter, the Stockholder will not effect any public sale or distribution, including any sale pursuant to Rule 144 promulgated under the Securities Act, of any equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the seven days prior to, and such period after (not to exceed in any event 180 days), the effectiveness of such registration statement as may be required by such underwriter.

                  (i) In the event of any registration pursuant to this Section 1 covering shares of Common Stock beneficially owned by the Stockholder, the Company will indemnify and hold harmless the Stockholder, and each person or entity, if any, who controls the Stockholder within the meaning of the Securities Act (collectively, the "Indemnitees") against any losses, claims, damages, costs, expenses (including reasonable attorneys' fees), or liabilities (or actions in respect thereof) to which the Stockholder or controlling person or entity becomes subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the related registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided, however, that the Company will not be liable in any such case to an Indemnitee to the extent that any such loss, claim, damage, cost, expense or liability arises out of or is primarily based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished by any Indemnitee, specifically for use in the preparation thereof or (y) such Indemnitee's failure to deliver a copy of the prospectus or any amendments or supplements thereto (if required by applicable law) to the person asserting any loss, claim, damage or liability after the Company has furnished such Indemnitee with the same. The Company also agrees to reimburse each Indemnitee for any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (j) In the event of any registration pursuant to this Section 1 covering shares of Common Stock beneficially owned by the Stockholder, the Stockholder shall indemnify and hold harmless the Company, each of its directors and officers who has signed any registration statement, and each person or entity, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, costs, expenses (including reasonable attorneys' fees) or liabilities (or actions in respect thereof) to which the Company or any such director, officer, or controlling person becomes subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) primarily arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the related registration statement, and any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or primarily arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such loss, claim, damage, cost, expense or liability primarily arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by the Stockholder specifically for use in the preparation thereof or (y) the Stockholder's failure to deliver a copy of the prospectus or any amendments or supplements thereto (if required by applicable law) to the person asserting any loss, claim, damage or liability after the Company has furnished the Stockholder with the same. The Stockholder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person or entity in connection with investigating or defending any such loss, claim, damage, liability or action. The liability of the Stockholder pursuant to this Section 1(j) shall be limited to the total proceeds from the offering (net of sales commissions) received by the Stockholder.

                  (k) Promptly after receipt by an indemnified  party under this
Section 1 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1, notify the indemnifying party of the commencement thereof; provided, however, that failure to so notify the indemnifying party shall not affect an indemnifying party's obligations hereunder, except to the extent that the indemnifying party is materially prejudiced by such failure. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time.

                  (l) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (m) With respect to any underwritten offering, the Stockholder
(if shares of Common Stock of the Stockholder are included in the subject registration statement) and the Company shall, in addition to the foregoing, provide the underwriter of such offering with customary representations and warranties, and indemnification and contribution, in each instance as shall be reasonably requested by the underwriter, provided, however, that any such agreement to indemnify an underwriter with respect to any preliminary prospectus shall not inure to the benefit of any such underwriter to the extent that any loss, claim, damage, cost, expense or liability of any such underwriter results solely from an untrue statement of material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the final prospectus, if such underwriter failed to send or give a copy of the final prospectus to the person asserting such loss, claim, damage, cost, expense or liability at or prior to the written confirmation of the sale of such securities to such person, and provided further that any such agreement by the Stockholder to indemnify an underwriter shall be on a several (and not joint) basis in proportion to the number of securities sold by the Stockholder in such underwritten offering and shall be limited in amount to the net proceeds received by the Stockholder in such underwritten offering.

                  (n) If the indemnification provided for in this Section 1 is unavailable to any indemnified party with respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnified party on the one hand, and the indemnifying party on the other hand, from the offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party on the one hand, and of the indemnifying party on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the indemnified party on the one hand, and the indemnifying party on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of sales commissions) received by the indemnified party relative to such proceeds received by the indemnifying party. The relative fault of the indemnified party on the one hand, and the indemnifying party on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnified party or the indemnifying party, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include, subject to the limitations set forth in Section 1(o) below, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  (o) The indemnified party and the indemnifying party agree that it would not be just and equitable if contribution pursuant to this Section 1 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in
Section  1(n). No person  committing  fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution or indemnification from any person not committing such fraudulent misrepresentation.

                  2. Legend and Compliance with Securities Laws. (a) The stock certificates evidencing the shares of Common Stock of the Stockholder subject to this Agreement shall bear a legend reading substantially as follows:

                           "The Shares  represented by this Certificate have not
                  been registered under the Securities Act of 1933, as amended (the "Act"), but have been issued pursuant to an exemption from such registration. Neither such Shares nor any interest therein may be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) the holder thereof shall have received an opinion from counsel reasonably satisfactory to the Company that registration thereof under the Act is not required or (ii) a registration statement under the Act covering such Shares or such interest and the disposition thereof shall have become effective under the Act."

                  (b) In the event that a registration statement covering the shares of Common Stock of the Company owned by the Stockholder which are subject to this Agreement shall become effective under the Securities Act and under any applicable state securities laws or in the event that the Company shall receive an opinion of counsel to the holder of such shares of Common Stock in form and substance reasonably satisfactory to the Company that, in the opinion of such counsel, the above stated legend is not, or is no longer, necessary or required under applicable law (including, without limitation, because of the availability of the exemption afforded by Rule 144(k) promulgated under the Securities Act), the Company shall, or shall instruct its transfer agents and registrars to, remove the above stated legend from the stock certificates evidencing such shares of Common Stock or issue new certificates without such legend in lieu thereof.

                  (c) The Stockholder consents to the Company making a notation on its records and giving instructions to any transfer agent for the Common Stock in order to implement the restrictions on transfer established in this
Section 2.

                  3. Reorganization, Etc. The provisions of this Agreement shall apply mutatis mutandi to any shares of capital stock resulting from any stock split or reverse split, stock dividend, reclassification of the capital stock of the Company, consolidation, merger or reorganization of the Company, and any shares or other securities of the Company or of any successor company which may be received by the Stockholder (and/or its successors, permitted assigns, legal representatives and heirs) by virtue of its ownership of Common Stock or other capital stock of the Company.

                  4. Notices. Any notice or other communication under this Agreement shall be in writing and sufficient if delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, addressed as follows:

                  If to the Company:

                           Capita Research Group, Inc.
                           591 Shippack Pike, Suite 300
                           Blue Bell, Pennsylvania 19422
                           Attention: President
                           Telecopy:    (215) 619-0775
                           Telephone:  (215) 619-7777


                  If to the Stockholder:

                           Mr. Richard D'Avanzo
                           30 Sleepy Hollow Lane
                           Belle Mead, New Jersey  08502-4513

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered, upon receipt, if sent by telecopy, or three (3) business days after being deposited in the mail, if sent by registered or certified mail. Any party may, upon written notice to the other parties hereto, change the address to which notices or other communications to such party are to be delivered or mailed.

                  5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  6. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement may be amended or modified or any provision hereof may be waived by a written agreement between the Stockholder and the Company. This Agreement supersedes all prior understandings, negotiations and agreements relating to the subject matter hereof.

                  7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to any conflict of laws principles of such State which would apply the laws of any other jurisdiction.

                  8. Jurisdiction; Waiver of Trial by Jury. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY PENNSYLVANIA STATE OR UNITED STATES FEDERAL COURT SITTING IN THE CITY OF PHILADELPHIA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA STATE OR FEDERAL COURT. THE PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES FURTHER WAIVE TRIAL BY JURY, ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO ANY ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE PARTIES FURTHER AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A PENNSYLVANIA STATE OR UNITED STATES FEDERAL COURT SITTING IN THE CITY OF PHILADELPHIA.

                  9. Headings. The headings in this Agreement are solely for convenience of reference and shall not affect the interpretation of any of the provisions hereof.

                  10. Severability. If any provision herein contained shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Agreement.

                  11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Stockholder, each of their respective successors, permitted assigns, executors, administrators, legal representatives and heirs, as applicable.

                  12. Construction. The parties hereto agree that this Agreement is the product of negotiations between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentum.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Registration Rights Agreement on the date first above written.

                                            CAPITA RESEARCH GROUP, INC.


                                            By: /s/ David B. Hunter
                                                -------------------
                                                Name:  David B. Hunter
                                                Title:    President

                                                /s/ Richard D'Avanzo
                                                --------------------
                                                Richard D'Avanzo

             AGREEMENT FOR FINANCIAL PUBLIC SUPPORT / RETAIL SUPPORT

This INVESTOR RELATIONS SERVICES Agreement (Hereinafter "Agreement") is made effective as of April 18, 2000, by and between "CAPITA RESEARCH GROUP, INC.," ET AL, and CHARTERBRIDGE FINANCIAL GROUP, INC. In this Agreement, the party who is contracting to receive the services shall be referred to as "CEEG" or "CLIENT", the party who will be providing the services shall be referred to as "CFG". CFG and "CEEG" shall be cumulatively referred to as "the parties" hereinafter.

1. DESCRIPTION OF SERVICES. Beginning on April 18, 2000, CFG will provide the following services (collectively "Services"):

         A. Produce (Concept, Research, Writing, Printing) a CLIENT Shareholder Communications/Investor Relations piece which shall be distributed Bi-monthly (Every Other Month). This Investor Relations (hereinafter "IR Piece") includes relevant milestone updates, contract news, earnings/revenue growth updates, and financing news about CLIENT;

         B.       Monitor OTC Internet Message Boards regarding CLIENT;

         C. Add CLIENT information to Interactive CFG portfolio page website;

         D. Participate in CLIENT due diligence presentation(s) to market makers;

         E. Schedule live radio interview(s) featuring CLIENT (to be scheduled pursuant to availability);

         F. Assist in drafting press releases as appropriate and in concert with CLIENT's milestones and newsworthy events;

         G.       Distribute press releases to CLIENT shareholders;

         H. *Distribute CLIENT news and relevant information to market makers, financial media, selected Internet stock pages/threads and OTC analyst community;

         I. Present CLIENT to various media, periodical sources, when appropriate;

         J.       Provide general  financial public relations support to CLIENT;
                  and

         K.       **Feature Company in Quarterly "Live-Chat" Internet Broadcasts

                  * CLIENT agrees to complete and return signed PR Newswire membership application for distribution of press releases or provide PR Newswire account number to CFG.

                  ** Additional charge of $1,800 per live chat plus production and internet/broadcast fees.

2. PAYMENT FOR "IR" PRODUCTION SERVICES. CEEG will pay annually for services described herein. The fees shall be payable as follows:

         A] INITIAL  PAYMENT DUE UPON EXECUTION OF CLIENT FOR INVESTOR  RELATION
         SERVICES: $10,000 + 59,500 UNREGISTERED CEEG SHARES

         B] MONTHLY PAYMENTS OF: $4,500. Payments under this section shall be due and payable upon the first business day of each month following the date of execution of this agreement until this Agreement is terminated pursuant to Section 4.

*NOTE -MONTHLY FEES RECEIVED AFTER THE FIRST MAILING DAY AFTER THE 5TH DAY PAST THE DUE DATE SHALL BE SUBJECT TO A FEE OF 1%.

C]  DUE ON AUGUST 1, 2000           =       59,500 UNREGISTERED CEEG SHARES

D]  DUE IN NOVEMBER 1, 2000         =       59,500 UNREGISTERED CEEG SHARES

E]  DUE IN FEBRUARY 1, 2001         =       59,500 UNREGISTERED CEEG SHARES

CEEG shall have no obligation to make the payments listed in Section 2(C), (D), and (E) if this Agreement is terminated prior to the dates such payments become due. CEEG understands that such amounts shall become due on such dates as long as this Agreement has not been terminated, and CEEG will continue to be responsible for such amounts after termination of this Agreement until such amounts are paid.

NOTE: CFG SHALL HAVE NO OBLIGATION TO PERFORM ANY DUTIES PROVIDED FOR HEREIN IF PAYMENT [CASH AND/OR STOCK] IS NOT RECEIVED BY CFG WITHIN 7 DAYS OF MUTUAL EXECUTION OF THIS AGREEMENT BY THE PARTIES. IN ADDITION, CFG'S OBLIGATIONS UNDER THIS AGREEMENT SHALL BE SUSPENDED IF ANY PAYMENT OWING HEREUNDER IS MORE THAN FIFTEEN (15) DAYS DELINQUENT. FURTHERMORE, THE RECEIPT OF ANY FEES [CASH AND STOCK] DUE TO CFG UPON EXECUTION OF THIS AGREEMENT ARE NOT CONTINGENT UPON ANY PRIOR PERFORMANCE OF ANY DUTIES WHATSOEVER DESCRIBED WITHIN THIS AGREEMENT.

3. REGISTRATION OF SHARES. CFG shall have 'piggy-back' registration rights for all shares issued in accordance with this agreement. Appropriate registration shall be delivered to CFG within 3 business days of filing.

4. TERM/TERMINATION. This Agreement is a quarterly agreement for the term of one (1) year and shall terminate automatically on April 17, 2001. However, the CLIENT or CFG shall have the right to terminate the balance of this agreement at any time after the 75th day following the mutual execution of this Agreement by the parties, providing written notice is given to the other party at least fifteen (15) days prior to the expiration of the current quarter of the Agreement. Quarterly payments of cash and/or stock shall become immediately due and payable upon termination.

5. NON CIRCUMVENTION. In and for valuable consideration, CLIENT hereby agrees that CFG may introduce (whether by written, oral, data, or other form of communication) CLIENT to one or more opportunities, including, without limitation, existing or potential investors, lenders, borrowers, trusts, natural persons, corporations, limited liability companies, partnerships, unincorporated businesses, sole proprietorships and similar entities (hereinafter an "Opportunity" or "Opportunities"). CLIENT further acknowledges and agrees that the identity of the subject Opportunities, and all other information concerning an Opportunity (including without limitation, all mailing information, phone and fax numbers, email addresses and other contact information) introduced hereunder are the property of CFG, and shall be treated as confidential and proprietary information by CLIENT, its affiliates, officers, directors, shareholders, employees, agents, representatives, successors and assigns. CLIENT shall not use such information, except in the context of any arrangement with CFG in which CFG is directly and actively involved, and never without CFG's prior written approval. CLIENT further agrees that neither it nor its employees, affiliates or assigns, shall enter into, or otherwise arrange (either for it/him/herself, or any other person or entity) any business relationship, contact any person regarding such Opportunity, either directly or indirectly, or any of its affiliates, or accept any compensation or advantage in relation to such Opportunity except as directly though CFG, without the prior written approval of CFG. CFG is relying on CLIENT's assent to these terms and their intent to be bound by the terms by evidence of their signature. Without CLIENT's signed assent to these terms, CFG would not introduce any Opportunity or disclose any confidential information to CLIENT as herein described.

6. CONFIDENTIALITY. CFG will not at any time or in any manner, either directly or indirectly, use for the personal benefit of CFG, or divulge, disclose, or communicate to any third party any information that is proprietary to CEEG without CEEG's express consent. CFG will protect such information and treat it as strictly confidential. This provision shall continue to be effective after the termination of this Agreement. Upon termination of this Agreement, CFG will return to CEEG all records, notes, documentation and other items that were used, created, or controlled by CFG during the term of this Agreement.

7. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties, and there are no other promises or conditions in any other agreement, whether oral or written.

8. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

9. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. CHOICE OF LAW; VENUE. This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of California, any legal proceedings which arising from this agreement shall be venued in San Diego, County, California.

11. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its applicable rules, and judgment upon an award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

Either this Agreement or the Investment Banking rider may be cancelled, pursuant to the applicable termination provision without affecting the validity and effectiveness of the other document.

Party contracting services:

COMPANY

Print Name:                David B Hunter

Sign Name:                 /s/ David B. Hunter
                           -------------------
Title:                     President & CEO

Date:                      4/24/00

Address:                   591 Skippack Pike, Ste. 300
                           Blue Bell, PA  19422

Contact Person:            Steven Plisinski

Service Provider:

CHARTERBRIDGE FINANCIAL GROUP, INC.

Print Name:                Richard H. Walker

Sign Name:                 /s/ Richard H. Walker
                           ---------------------
Title:                     President & CEO

Date:                      4/24/00

Address:                   350 W. Ash Street, Suite 1002
                           San Diego, CA  92101

Contact Person:   Stuart Smith